North Square Growth Opportunities ETF

TICKER: NSIG

Summary Prospectus

June 30, 2026

Before you invest, you may want to review the North Square Growth Opportunities ETF’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/strategies/growth-opportunities-etf/. You may also obtain this information at no cost by calling 1-855-514-7733 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the North Square Growth Opportunities ETF (the “Fund”) is to achieve medium to long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.38%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.38%

(1)	The Fund’s adviser, in return for a “unitary fee”, provides investment advisory services, and is responsible for all of the expenses and liabilities of the Fund, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board of Trustees and officers with respect thereto.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$39	$122

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is new and therefore does not have a historical portfolio turnover rate.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that, under normal circumstances, will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-related securities of U.S. companies with growth characteristics. For purposes of the Fund’s 80% investment policy, the Fund considers a company to have growth characteristics if, in the Sub-Adviser’s (as defined below) judgment, the company is expected to achieve above-average earnings, revenue, or cash flow growth relative to the broader market or its sector peers over the medium to long term. This assessment is based primarily on the Sub-Adviser’s forward-looking analysis, which may consider factors such as the company’s addressable market opportunity, competitive positioning, pricing power, management quality, capital allocation discipline, and the expected trajectory of return on invested capital (“ROIC”) toward or above the company’s cost of capital. Historical financial metrics may be considered but are not determinative.

The Fund targets exposure primarily to large-capitalization growth companies, consistent with the market capitalization characteristics of the Russell 1000® Growth Index (the “Index”). As of the most recent reconstitution, the Index is composed primarily of large-capitalization companies, with a median market capitalization of approximately $20-30 billion and a weighted average market capitalization exceeding $500 billion, reflecting significant exposure to mega-capitalization issuers. The Fund may also invest in mid-capitalization growth companies.

In seeking to achieve the Fund’s investment objective, North Square Investments, LLC (the “Adviser”) has selected CSM Advisors, LLC (“CSM” or the “Sub-Adviser”), a wholly owned subsidiary of the Adviser, to serve as the Fund’s sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

Summary Prospectus	2	North Square Growth Opportunities ETF

The Fund aims to achieve its investment objective by actively managing a portfolio of U.S.-listed equity and equity-related securities, using a bottom-up selection procedure focused on companies with higher-than-average potential growth rates. The Sub-Adviser utilizes a fundamental analysis to identify high-quality U.S. companies with sustainable growth characteristics, competitive advantages, and strong management execution.

Portfolio investments are sized based on conviction level, risk contribution, liquidity, and correlation with existing holdings. The portfolio is constructed to maintain diversification across sectors and growth drivers, while allowing higher weights in the most compelling ideas. The Fund is actively managed and is not required to mirror the holdings or weightings of any index, though broad market and style benchmarks are used for risk and performance monitoring. After inclusion in the portfolio, each holding is subject to continuous monitoring. The investment team regularly reviews company fundamentals, earnings results, valuation changes, and relevant macro or industry developments. Position sizes may be adjusted as conviction changes, valuation targets are approached, or portfolio risk dynamics evolve.

The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified mutual funds.

The Fund may invest up to 20% of its net assets in foreign securities, including, but not limited to, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) that are traded on U.S. markets as well as foreign securities not listed in any U.S. markets. Large capitalization companies in which the Fund may invest include closed-end funds that invest primarily in large capitalization companies. In addition to investing primarily in large capitalization companies, other factors considered by the Sub-Adviser in selecting closed-end funds for investment include, but are not limited to, the size and liquidity of the closed-end fund (prioritizing closed-end funds with higher average daily trading volumes) and the premium or discount of the closed-end fund. When the Fund invests in a closed-end fund, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the closed-end fund, which could adversely affect the Fund’s performance. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its net assets in investment-grade fixed income securities of any maturity, if the Sub-Adviser believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities, as well as up to 20% of its net assets in cash for ancillary liquidity purposes when market conditions do not allow sufficient investments with an attractive return potential and risk profile to be identified.

The Fund may, but is not required to, use derivative instruments to seek to generate returns, facilitate portfolio management and mitigate risks.

Principal Risks of Investing

Risk is inherent in all investing, including an investment in the Fund. An investment in the Fund involves risk, including, the following principal risks, among others: Market Risk, Equity Risk, Growth-Oriented Investment Strategies Risk, Large-Cap Company Risk, Mid-Cap Company Risk, Sector Focus Risk, Derivatives Risk, New Fund Risk, Authorized Participant Concentration Risk, Cash Transactions Risk, Convertible Securities Risk, Cybersecurity Risk, ETF Structure Risk, Fixed Income Securities Risk, Gap Risk, High Portfolio Turnover Risk, Inflation and Deflation Risk, Large Shareholder Risk, Management and Strategy Risk, Preferred Securities Risk, Reliance on Technology Risk and Valuation Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as domestic and foreign (non-U.S.) economic growth and real or perceived adverse economic or political conditions throughout the world, including war, social unrest, natural disasters, public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, inflation, tariffs, supply chain disruptions, sanctions, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. These events may lead to economic uncertainty, decreased economic activity, and increased market volatility. Given the interconnectedness of markets around the world, even if these events or conditions affect only a single or small number of issuers or countries, they may have disruptive effects across global economies and markets. The change in the presidential administration in 2025 has resulted in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally.

Summary Prospectus	3	North Square Growth Opportunities ETF

Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Growth-Oriented Investment Strategies Risk. Because growth investing attempts to identify companies that the Adviser or Sub-Adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Large-Cap Company Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be less responsive to changes and opportunities affecting their business or unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Cap Company Risk. Investing in mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Non-Diversification Risk. The Fund is non-diversified, and thus may invest its assets in a smaller number of companies or instruments than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s value. The Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

•	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•	Communication Services Sector Risk. Companies in the Communication Services sector tend to be particularly exposed to macroeconomic conditions due to their reliance on global advertising business. Their profitability can be significantly affected by an abrupt contraction in economic activity in major economies, as well as by regulation and disruption induced by technological innovation. Therefore, they can display higher volatility than the rest of the market.
•	Consumer Discretionary Sector Risk. Consumer Discretionary sector presents a high level of concentration due to the extremely high weight of Amazon and Tesla, which together represent more than half of the sector. Because these two companies operate at the forefront of technological innovation in fields like robotics, space, and autonomous driving, their performance might significantly decouple from the rest of the consumer sector which responds to different drivers.
•	Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
•	Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. The products of manufacturing companies may face obsolescence due to rapid technological developments and the introduction of new products. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Summary Prospectus	4	North Square Growth Opportunities ETF

Derivatives Risk. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Opening derivative positions also exposes the Fund to risk that the counterparty to the transaction defaults. Additionally, certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral and the Fund may have to post additional margin or collateral if the value of the derivative position decreases in a manner adverse to the Fund.

New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

Authorized Participant Concentration Risk. To the extent that authorized participants (“APs”) are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (“NAV”) and may face delisting from the Fund’s listing exchange.

Cash Transactions Risk. The Fund expects to affect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

ETF Structure Risk. The Fund is an actively-managed ETF and as a result is subject to special risks. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. As an ETF, the Fund’s shares are not individually redeemable and can only be redeemed in large blocks known as “Creation Units”. Also, trading in the Fund’s shares is subject to the Exchange rules, which may result in such trading being halted or postponed from time to time as a result of those rules. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for the shares. Additionally, the market price of the Fund’s shares will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the shares of the Fund. Accordingly, there may be times when the market price and the NAV vary significantly and the Fund’s shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. Generally, these ETF risks may be more pronounced in times of market stress.

Summary Prospectus	5	North Square Growth Opportunities ETF

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Gap Risk. The Fund is subject to the risk that the value of the Fund’s investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

Management and Strategy Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Sub-Adviser’s investment approach may fail to produce the intended result. The value of your investment depends on the judgment of the Adviser or the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Reliance on Technology Risk. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third-party hardware and software. Any unforeseeable failures, malfunctions, errors or problems with respect to these or other technologies may have a materially adverse effect on investors in the Fund or the Fund’s performance.

Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. These and other valuation risks could result in you paying more than the market value when buying Fund shares or receiving less than the market value when selling Fund shares.

Summary Prospectus	6	North Square Growth Opportunities ETF

Performance

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. In addition, shareholder reports containing financial and performance information will be available to shareholders semi-annually. Updated performance information will be available at no cost by visiting https://northsquareinvest.com, or by calling the Fund at 1-855-514-7733.

Investment Adviser and Sub-Adviser

North Square Investments, LLC is the Fund’s investment adviser (the “Adviser”). CSM Advisors, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Manager

The Fund is managed by Saverio Papagno, a member of the equity investment team of the Sub-Adviser since January 15, 2026. Prior to that, Mr. Papagno served as a portfolio manager with affiliates of Azimut Holding S.p.A. (Italy) and its directly or indirectly controlled affiliates (hereinafter “Azimut Group”), an affiliate of the Adviser. The Portfolio Manager has been involved in the management of the Fund since the commencement of its investment operations.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and trade at market prices rather than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers or dealers at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., a premium), at NAV, or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website, which can be accessed at https://northsquareinvest.com.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	7	North Square Growth Opportunities ETF